                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934








                                  March 3, 2003
                             (Date of report/date of
                            earliest event reported)


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                            SKY FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)

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            Ohio                     001-14473              34-1372535
(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)         Identification No.)

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                             221 South Church Street
                            Bowling Green, Ohio 43402
                    (Address of principal executive offices)



                                 (419) 327-6300
                         (Registrant's telephone number)




                                       N/A
                         (Former name or former address,
                          if changed since last report)

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Item 4.   Changes in Registrant's Certifying Accountant.

       Crowe, Chizek and Company LLP ("Crowe Chizek") has been the independent auditor of Sky Financial Group, Inc's. ("Sky Financial") consolidated financial statements since 1989. Crowe, Chizek and Company LLP has also provided consulting and other services to Sky Financial Group, Inc. Under rule amendments regarding auditor independence adopted by the Securities and Exchange Commission, independent accountants will no longer be permitted to provide clients with certain non-audit services. Crowe Chizek declined to be reappointed as our independent auditors in order to continue providing Sky Financial with various consulting and outsourcing services.

       Accordingly, Sky Financial Group, Inc. decided to engage a new independent audit service firm commencing with fiscal 2003. On February 19, 2003, Sky Financial's Board of Directors, upon recommendation by the Audit Committee of the Board of Directors, approved the selection of Deloitte and Touche LLP as its independent public accountants and has retained Crowe Chizek for its outsourced internal audit and credit review services. The change in independent accountants becomes effective with the filing of Sky Financial's Annual Report on Form 10-K on March 3, 2003

The audit reports issued by Crowe Chizek on the consolidated financial statements of Sky Financial as of and for the fiscal years ended December 31, 2002 and December 31, 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty or audit scope. The audit opinions did include an explanatory paragraph regarding the adoption of new accounting guidance for goodwill and intangible assets in 2002 and for derivative instruments and hedging activities during 2001.

During the fiscal years ended December 31, 2002 and December 31, 2001, and during the subsequent interim period through March 3, 2003, there were no disagreements between Sky Financial and Crowe Chizek on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Crowe Chizek's satisfaction, would have caused Crowe Chizek to make reference to the subject matter of the disagreement in connection with its reports on Sky Financial's consolidated financial statements for such periods.

None of the reportable events described in Item 304(a)(1)(v) of Regulation S-K occurred during Sky Financial's two most recent fiscal years ended December 31, 2002, or during the subsequent interim period through March 3, 2003.

Sky Financial provided Crowe Chizek with a copy of the foregoing disclosures and a letter from Crowe Chizek, dated March 3, 2003, confirming its agreement with these disclosures is attached to this report as Exhibit 16.

During the fiscal years ended December 31, 2002 and December 31, 2001, and during the subsequent interim period through March 3, 2003, Sky Financial did not consult with Deloitte & Touche LLP with respect to the application of accounting principles to a specified transaction or regarding any of the other matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.


Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits.

(c) Exhibits.

Exhibit Number   Description
--------------   -----------

16 Letter from Crowe, Chizek and Company LLP regarding change in certifying accountant.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



                                            SKY FINANCIAL GROUP, INC.


Date: March 3, 2003                         By: /s/Kevin T. Thompson
                                                -----------------------
                                                Kevin T. Thompson
                                                Executive Vice President/ Chief
                                                Financial Officer









                 EXHIBIT INDEX

Exhibit Number Description

16 Letter from Crowe, Chizek and Company LLP regarding change in certifying accountant (filed herewith).